                                                                    EXHIBIT 99.
                                                                    -----------

                             LETTER OF TRANSMITTAL

                                WAXMAN USA INC.

                       OFFER FOR ANY AND ALL OUTSTANDING

                     SERIES A 11 1/8% SENIOR NOTES DUE 2001

                                IN EXCHANGE FOR

                     SERIES B 11 1/8% SENIOR NOTES DUE 2001

                  PURSUANT TO THE PROSPECTUS, DATED [ ], 1997.



      THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON
 [ ], 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
        PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.


 BY MAIL/OVERNIGHT DELIVERY:     FACSIMILE TRANSMISSION NUMBER:                 BY HAND:
The Huntington National Bank             (216) 515-6584                   In Cleveland, Ohio:
      917 Euclid Avenue                                               The Huntington National Bank
    Cleveland, Ohio 44115            CONFIRM BY TELEPHONE:                 917 Euclid Avenue
 Attn: Corporate Trust CM 23             (216) 515-6662                  Cleveland, Ohio 44115
                                                                       Attn: Corporate Trust CM23
                                     FOR INFORMATION CALL:
                                         (216) 515-6662                  In New York, New York:
                                                                    In care of The Bank of New York
                                                                          Drop Window Services
                                                                           101 Barclay Street
                                                                       New York, New York 10286


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that it has received and reviewed the Prospectus, dated [ ], 1997 (the "Prospectus"), of Waxman USA Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer to issue an aggregate principal amount of up to $[ ] of Series B 11 1/8% Senior Notes Due 2001 (the "New Notes") of the Company in exchange for a like principal amount of the issued and outstanding Series A 11 1/8% Senior Notes Due 2001 (the "Old Notes"; and, together with the New Notes, the "Notes") of the Company from the holders ("Holders") thereof (the "Exchange Offer").

         For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The terms of the New Notes are identical in all material respects to the Old Notes, except for certain transfer restrictions and registration rights relating to the Old Notes. The New Notes, and the Old Notes remaining after the Exchange Offer, mature on September 1, 2001. Interest on the Notes will be payable semiannually at the rate of 11 1/8% per annum until maturity, commencing September 1, 1996. The Notes will be redeemable at the option of the Company at any time and from time to time at the redemption prices set forth therein. See "Description of Notes" section of the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be make by book-entry transfer to the account maintained by The Huntington National Bank (the "Exchange Agent") at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book- Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an intention, or an arrangement or understanding with any person, to participate in the distribution of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

         The undersigned also acknowledges as follows: This Exchange Offer is being made in reliance on interpretations by the Staff of the Securities and Exchange Commission (the "SEC") set forth in certain "no-action" letters issued to third parties and unrelated to the Company and the Exchange Offer, and based on such interpretations, the Company believes that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no intention, nor any arrangement with any persons, to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, the undersigned (i) could not rely on applicable interpretations of the Staff of the SEC enunciated in Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it acknowledges that it may be considered a statutory underwriter and that it must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The above-referenced prospectus may be the prospectus relating to the Exchange Offer only if it contains a plan of distribution with respect to such resale transactions (but need not name the undersigned or disclose the amount of New Notes held by the undersigned).

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes. "

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

         List below the Old Notes to which his Letter relates. If the space provided below is inadequate, the Certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------------
                  DESCRIPTION OF OLD NOTES                            1                   2                  3
---------------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate
                                                                                  Principal Amount       Principal
                                                                 Certificate             of                Amount
      Names(s) and Address(es) of Registered Holders(s)           Number(s)*        Old Notes(s)         Tendered**
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                 Total
---------------------------------------------------------------------------------------------------------------------
      *      Need not be completed if Old Notes are being tendered by book-entry transfer.
      **     Unless otherwise indicated  this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2.  See Instruction 2.
---------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPETE THE FOLLOWING:

    Name of Tendering Institution
                                  ---------------------------------------------

    Account Number                     Transaction Code Number
                   -------------------                         ----------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                    -------------------------------------------
    Window Ticket Number (if any)
                                  ---------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
                                                       ------------------------
    Name of Institution which guaranteed delivery
                                                  -----------------------------
    If Delivered by Book-Entry Transfer, Complete the Following:
                                                                 --------------
    Account Number                     Transaction Code Number
                   -------------------                         ----------------

[ ] CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

    Name:
          ---------------------------------------------------------------------
    Address:
            -------------------------------------------------------------------

            -------------------------------------------------------------------

------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS
              (See Instructions 3 and 4)

           To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer
Facility other than the account indicated above.

Issue:  New Notes and/or Old Notes to:


Name(s)...............................................
                (Please Type or Print)

 ......................................................
                (Please Type or Print)

Address...............................................

 ......................................................
                      (Zip Code)

            (Complete Substitute Form W-9)

       Credit unexchanged Old Notes delivered by
         book-entry transfer to the Book-Entry
      Transfer Facility account set forth below.

------------------------------------------------------
             (Book-Entry Transfer Facility
            Account Number, if applicable)
------------------------------------------------------

------------------------------------------------------
             SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 3 and 4)

           To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.



Issue:  New Notes and/or Old Notes to:


Name(s)...............................................
                (Please Type or Print)

 ......................................................
                (Please Type or Print)

Address...............................................

 ......................................................
                      (Zip Code)





------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete Accompanying Substitute Form W-9)

Dated: .............................     ..............................., 1997

  x.................................     ..............................., 1997

  x.................................     ..............................., 1997
         Signature(s) by Owner                        Date


  Area Code and Telephone Number.................................

      If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s):.....................................................................

  .............................................................................
                             (Please Type or Print)

  Capacity:....................................................................

  Address:.....................................................................

  .............................................................................
                              (Including Zip Code)


                            SIGNATURE GUARANTEE (if
                           required by Instruction 3)

  Signature(s) Guaranteed by
  an Eligible Institution:.....................................................
                                               (Authorized Signature)

  .............................................................................
                                    (Title)

  .............................................................................
                                (Name and Firm)

  Date:................................................................. , 1997

                                  INSTRUCTIONS

   Forming Part of the Terms and Conditions of the Exchange Offer for any all
     outstanding Series A 11 1/8% Senior Notes Due 2001 in Exchange for the
            Series B 11 1/8% Senior Notes Due 2001 of Waxman USA Inc.


1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be reviewed by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

         Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus Pursuant to such procedures (i) such entry must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, setting forth the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation as the case may be, and all other document required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to Midnight, New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES OF THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES TENDERED) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.       TAX IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

SUBSTITUTE                                      ------------------------------
FORM W-9                                            Social Security Number
Department of the Treasury
                                              or
                                                ------------------------------
                                                Employer Identification Number

Payer's Request for Taxpayer
Identification Number (TIN)


CERTIFICATION-UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

SIGNATURE                              DATE
          ------------------------         -----------------, 1997

PART 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

PART 2-Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified you that you are no longer subject to backup withholding. [ ]


Part 3

Awaiting TIN -> [ ]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                      IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.
                                            DATE:                        , 1997
---------------------------------------          ------------------------
              Signature

                         NOTICE OF GUARANTEED DELIVERY

                                WAXMAN USA INC.

                      OFFERING FOR ANY AND ALL OUTSTANDING

                     SERIES A 111/8% SENIOR NOTES DUE 2001

                                IN EXCHANGE FOR

                     SERIES B 111/8% SENIOR NOTES DUE 2001

                  PURSUANT TO THE PROSPECTUS, DATED [ ], 1997.

         As set forth in the Prospectus dated [ ], 1997 (as the same may be amended from time to time, the "Prospectus") of Waxman USA Inc. (the "Company") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Offer") to issue an aggregate principal amount of up to $4,830,000 of Series B 11 1/8% Senior Notes Due 2001 (the "New Notes") of the Company in exchange for a like principal amount of the issued and outstanding Series A 111/8% Senior Notes Due 2001 (the "Old Notes") of the Company from the holders ("Holders") thereof if (i) certificates representing the Old Notes to be exchanged are not immediately available or
(ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined below). This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to The Huntington National Bank (the "Exchange Agent") as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.


 THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON [ ], 1997,
   UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO
             MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

   The Exchange Agent for the Exchange offer is: THE HUNTINGTON NATIONAL BANK

BY MAIL/OVERNIGHT DELIVERY:      FACSIMILE TRANSMISSION NUMBER:                 BY HAND:
The Huntington National Bank              (216) 515-6584                  In Cleveland, Ohio:
     917 Euclid Avenue                                                The Huntington National Bank
   Cleveland, Ohio 44115              CONFIRM BY TELEPHONE:                917 Euclid Avenue
Attn.: Corporate Trust CM 23              (216) 515-6662                 Cleveland, Ohio 44115
                                                                      Attn.: Corporate Trust CM23
                                      FOR INFORMATION CALL:
                                          (216) 515-6662                 In New York, New York:
                                                                    In care of The Bank of New York
                                                                          Drop Window Services
                                                                           101 Barclay Street
                                                                        New York, New York 10286

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.



                                             PLEASE SIGN AND COMPLETE


Signatures of Registered Holder(s) or Authorized           Date: ...................................................
Signatory:................................................

 .......................................................... Address:.................................................

 .......................................................... .........................................................

Name(s) of Registered Holder(s): ......................... Area Code and Telephone No.:.............................

 .......................................................... If Notes will be delivered by book-entry transfer, check trust company below:
 ..........................................................

Principal Amount of Notes Tendered: ...................... [ ]  The Depository Trust Company

 ..........................................................

This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):.......................................................................

 ...............................................................................

Capacity: .....................................................................

Address(es): ..................................................................

 ...............................................................................

 ...............................................................................

Do not send Old Notes with this form. Old Notes should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.

                                   GUARANTEE
                    (Not to be used for signature guarantee)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within five New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes and -- Book-Entry Transfer"), and required documents will be deposited by the undersigned with the Exchange Agent.

Name of Firm:............................................. ..........................................................
                                                                              Authorized Signature

Address:.................................................. Name:.....................................................

 .......................................................... Title:....................................................

Area Code and Telephone No. .............................. Date:.....................................................

         DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.